Subsequent Events (Details) - Subsequent Event [Member] $ / shares in Units, $ in Thousands	1 Months Ended
Aug. 31, 2021 USD ($) $ / shares shares
Subsequent Events (Details) [Line Items]
Warrants	425,000
Ordinary shares	425,000
Gross proceeds (in Dollars) | $	$ 1,700
Grant aggregate share	23,000
Options to purchase ordinary shares	23,000
Exercise price (in Dollars per share) | $ / shares	$ 15,200
Subsequent event, description	The options will vest over four years in which one quarter will vest one year after the grant date and the remaining balance will vest in equal parts at the end of each subsequent quarter.